DELAWARE POOLED® TRUST

Delaware Global Listed Real Assets Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated January 28, 2020

On June 10, 2020, the Board of Trustees of the Fund approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) as a sub-advisor to the Fund to take effect as of June 11, 2020 (the “Effective Date”).

In connection therewith, upon the Effective Date, the following replaces the second to last paragraph of the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies?”:

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.  MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.